UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Ategrity Specialty Insurance Company Holdings

(Exact name of registrant as specified in its charter)

Nevada	001-42695	82-4925734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 33rd Floor

New York, NY 10019

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 509-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Ategrity Specialty Insurance Company Holdings (the “Company”) of its common stock, par value $0.001 (the “Common Stock”), described in the final prospectus (the “Prospectus”), dated June 10, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-286059) (as amended, the “Registration Statement”), the following agreements were entered into:

•	the Shared Services Agreement, dated June 10, 2025, by and between Ategrity Specialty Holdings LLC and Zimmer Financial Services Group LLC (the “Shared Services Agreement”);

•	the Stockholders’ Agreement, dated June 10, 2025, by and among Ategrity Specialty Insurance Company Holdings, Zimmer Financial Services Group LLC, Zimmer Management Services LLC and each of the other signatories thereto (the “Stockholders’ Agreement”);

•	the Indemnification Agreements, dated June 10, 2025, by and between Ategrity Specialty Insurance Company Holdings and each of its directors and executive officers (each an “Indemnification Agreement”); and

•	the Employment Agreement, dated June 10, 2025, by and between Ategrity Specialty Holdings LLC and Justin Cohen (the “Employment Agreement”).

The Shared Services Agreement, Stockholders’ Agreement, form of Indemnification Agreement, and Employment Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 10, 2025, Messrs. William Mercer, Robert C. Merton, Mitchell Pressman, and John (Jack) L. Sennott, Jr. (collectively, the “Elected Directors”) were elected to the board of directors of the Company. Messrs. Mercer, Merton, and Sennott will serve on the Company’s Audit Committee. Biographical information regarding the Elected Directors has previously been reported by the Company in the Registration Statement.

Each of the Elected Directors will participate in the Company’s non-employee director compensation program as described under the “Post-IPO director compensation program” section in the Registration Statement. Each of the Elected Directors has entered into the Company's Indemnification Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2025, the Company converted to a Nevada corporation and filed its Articles of Incorporation (the “Charter”) with the Nevada Secretary of State, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On June 12, 2025, the Company completed the Offering of 6,666,667 shares of its Common Stock at a price to the public of $17.00 per share. The gross proceeds to the Company from the initial public offering were $113.3 million, before deducting underwriting discounts and commissions.

Brownstein Hyatt Farber Schreck, LLP, counsel to the Company, has issued an opinion regarding the validity of the shares of Common Stock offered and sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of Ategrity Specialty Insurance Company Holdings (incorporated by reference to Exhibit 3.1 to Ategrity Specialty Insurance Company Holdings’ Form S-8 filed on June 11, 2025, Registration No. 333-287967).

3.2	Bylaws of Ategrity Specialty Insurance Company Holdings (incorporated by reference to Exhibit 3.2 to Ategrity Specialty Insurance Company Holdings’ Form S-8 filed on June 11, 2025, Registration No. 333-287967).

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.

10.1*	Shared Services Agreement, dated as of June 10, 2025, by and between Ategrity Specialty Holdings LLC and Zimmer Financial Services Group LLC.

10.2**	Stockholders’ Agreement, dated as of June 10, 2025, by and among Ategrity Specialty Insurance Company Holdings, Zimmer Financial Services Group LLC, Zimmer Management Services LLC and each of the other signatories thereto.

10.3**	Form of Indemnification Agreement between Ategrity Specialty Insurance Company Holdings and each of its directors and executive officers (incorporated by reference to Exhibit 10.6 to Ategrity Specialty Insurance Company Holdings’ Form S-1/A filed on April 15, 2025, Registration No. 333-286059).

10.4**	Employment Agreement, dated June 10, 2025, by and between Ategrity Specialty Holdings LLC and Justin Cohen.

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).

* Certain of the schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

** Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Regulation S-K, Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEGRITY SPECIALTY INSURANCE COMPANY HOLDINGS

Date: June 12, 2025	By:	/s/ Neelam Patel
Neelam Patel
Chief Financial Officer